Exhibit (g)(2)

Amendment Dated as of May 4, 2007 to the Global Custody Agreement between JP

Morgan Chase Bank, N.A. (“JP Morgan” or “Custodian”) and each of the Funds listed on Attachment A of such Agreement (each, a “Fund”)

WHEREAS, The Custodian and each Fund have entered into a Global Custody Agreement dated as of April 12, 2007 (the “Global Custody Agreement”),

WHEREAS, the funds listed below wish to become parties to the Agreement, and

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1.	Attachment A to the Global Custody Agreement is hereby deleted and replaced with the schedule attached hereto to reflect the addition of the following funds:

The Universal Institutional Funds, Inc. —

Asian Equity Portfolio

Balanced Portfolio

Core Equity Portfolio

Core Plus Fixed Income Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Equity Portfolio

Equity and Income Portfolio

Equity Growth Portfolio

Global Franchise Portfolio

Global Real Estate Portfolio

Global Value Equity Portfolio

High Yield Portfolio

International Fixed Income Portfolio

International Growth Equity Portfolio

International Magnum Portfolio

Investment Grade Fixed Income Portfolio

Mid Cap Growth Portfolio

Multi-Asset Class Portfolio

Small Company Growth Portfolio

Targeted Duration Portfolio

U.S. Mid-Cap Value Portfolio

U.S. Real Estate Portfolio

Value Portfolio

Morgan Stanley Institutional Fund Inc. —

Active International Allocation Portfolio

Disciplined Large Cap Value Active Extension Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Portfolio

Focus Equity Portfolio

Global Franchise Portfolio

Global Real Estate Portfolio

Global Value Equity Portfolio

International Equity Portfolio

International Growth Equity Portfolio

International Magnum Portfolio

International Real Estate Portfolio

International Small Cap Portfolio

Large Cap Relative Value Portfolio

Small Company Growth Portfolio

Systematic Active Large Cap Core Portfolio

Systematic Active Small Cap Core Portfolio

Systematic Active Small Cap Growth Portfolio

Systematic Active Small Cap Value Portfolio

Systematic Large Cap Core Active Extension Portfolio

U.S. Large Cap Growth Portfolio

U.S. Real Estate Portfolio

Morgan Stanley Institutional Fund Trust—

Advisory Global Fixed Income Portfolio

Advisory Global Fixed Income Portfolio II

Advisory Portfolio

Advisory Portfolio—Series 1

Advisory Portfolio—Series 2

Balanced Portfolio

Core Fixed Income Portfolio

Core Plus Fixed Income Portfolio

Equities Plus Portfolio

High Yield Portfolio

Intermediate Duration Portfolio

International Fixed Income Portfolio

Investment Grade Fixed Income Portfolio

Limited Duration Portfolio

Long Duration Fixed Income Portfolio

Mid Cap Growth Portfolio

Municipal Portfolio

U.S. Mid Cap Value Portfolio

U.S. Small Cap Value Portfolio

Value Portfolio

Morgan Stanley European Equity Fund

Morgan Stanley Global Dividend Growth Fund,

Morgan Stanley International Fund

Morgan Stanley International Small Cap Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley Japan Fund

Morgan Stanley Pacific Growth Fund

Morgan Stanley Technology Fund

Morgan Stanley Variable Investment Series- European Equity Portfolio

Global Dividend Growth Portfolio

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley Emerging Markets Fund, Inc.

Morgan Stanley India Investment Fund, Inc.

Morgan Stanley Eastern Europe Fund, Inc.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Morgan Stanley High Yield Fund, Inc.

Morgan Stanley Global Opportunity Bond Fund, Inc.

Morgan Stanley Emerging Markets Debt Fund, Inc.

The Malaysia Fund, Inc.

The Latin American Discovery Fund, Inc.

The Turkish Investment Fund, Inc.

2.	The fee schedule for the Global Custody Agreement is hereby deleted and replaced with the fee schedule attached hereto.

3.	For clarification, in Section 2.18 of the Global Custody Agreement, references to “Schedule 3” are replaced with “Schedule 2.”

4.	Schedules 1 and 2 to the Global Custody Agreement are hereby deleted and replaced with the schedules 1 and 2 attached hereto.

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

EACH OF THE FUNDS LISTED ON THE NEW ATTACHMENT A

Attest:	/s/ Alice J. Gerstel	By:	/s/ Ronald E. Robison
		Name:	Ronald E. Robison
		Title:	President and Principal Executive Officer

JP MORGAN CHASE BANK, N.A.

Attest:	/s/ Jeffrey Oliveria	By:	/s/ Mark M. Kucera
		Name:	Mark M. Kucera
		Title:	Vice President

Attachment A

Morgan Stanley FX Series Funds—

The FX Alpha Portfolio

The FX Alpha Plus Portfolio

The Universal Institutional Funds, Inc.—

Asian Equity Portfolio

Balanced Portfolio

Core Equity Portfolio

Core Plus Fixed Income Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Equity Portfolio

Equity and Income Portfolio

Equity Growth Portfolio

Global Franchise Portfolio

Global Real Estate Portfolio

Global Value Equity Portfolio

High Yield Portfolio

International Fixed Income Portfolio

International Growth Equity Portfolio

International Magnum Portfolio

Investment Grade Fixed Income Portfolio

Mid Cap Growth Portfolio

Multi-Asset Class Portfolio

Small Company Growth Portfolio

Targeted Duration Portfolio

U.S. Mid-Cap Value Portfolio

U.S. Real Estate Portfolio

Value Portfolio

Morgan Stanley Institutional Fund Inc.—

Active International Allocation Portfolio

Disciplined Large Cap Value Active Extension Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Portfolio

Focus Equity Portfolio

Global Franchise Portfolio

Global Real Estate Portfolio

Global Value Equity Portfolio

International Equity Portfolio

International Growth Equity Portfolio

International Magnum Portfolio

International Real Estate Portfolio

International Small Cap Portfolio

Large Cap Relative Value Portfolio

Small Company Growth Portfolio

Systematic Active Large Cap Core Portfolio

Systematic Active Small Cap Core Portfolio

Systematic Active Small Cap Growth Portfolio

Systematic Active Small Cap Value Portfolio

Systematic Large Cap Core Active Extension Portfolio

U.S. Large Cap Growth Portfolio

U.S. Real Estate Portfolio

Morgan Stanley Institutional Fund Trust—

Advisory Global Fixed Income Portfolio

Advisory Global Fixed Income Portfolio II

Advisory Portfolio

Advisory Portfolio—Series 1

Advisory Portfolio—Series 2

Balanced Portfolio

Core Fixed Income Portfolio

Core Plus Fixed Income Portfolio

Equities Plus Portfolio

High Yield Portfolio

Intermediate Duration Portfolio

International Fixed Income Portfolio

Investment Grade Fixed Income Portfolio

Limited Duration Portfolio

Long Duration Fixed Income Portfolio

Mid Cap Growth Portfolio

Municipal Portfolio

U.S. Mid Cap Value Portfolio

U.S. Small Cap Value Portfolio

Value Portfolio

Morgan Stanley European Equity Fund

Morgan Stanley Global Dividend Growth Fund,

Morgan Stanley International Fund

Morgan Stanley International Small Cap Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley Japan Fund

Morgan Stanley Pacific Growth Fund

Morgan Stanley Technology Fund

Morgan Stanley Variable Investment Series- European Equity Portfolio

Global Dividend Growth Portfolio

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley Emerging Markets Fund, Inc.

Morgan Stanley India Investment Fund, Inc.

Morgan Stanley Eastern Europe Fund, Inc.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Morgan Stanley High Yield Fund, Inc.

Morgan Stanley Global Opportunity Bond Fund, Inc.

Morgan Stanley Emerging Markets Debt Fund, Inc.

The Malaysia Fund, Inc.

The Latin American Discovery Fund, Inc.

The Turkish Investment Fund, Inc.

SCHEDULE 1

AGENT AND CASH NETWORK

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

ARGENTINA	HSBC Bank Argentina S.A. Florida 201, 7th Floor 1005 Buenos Aires ARGENTINA	HSBC Bank Argentina S.A. Buenos Aires

AUSTRALIA	JPMorgan Chase Bank, N.A.** Level 37 AAP Center 259, George Street Sydney NSW 2000 AUSTRALIA	Australia and New Zealand Banking Group Ltd. Melbourne

AUSTRIA	Bank Austria Creditanstalt AG Julius Tandler Platz - 3 A-1090 Vienna AUSTRIA	J.P. Morgan AG Frankfurt

BAHRAIN	HSBC Bank Middle East Limited 1st Floor, Building No 2505, Road No 2832 Al Seef 428 BAHRAIN	National Bank of Bahrain Manama

BANGLADESH	Standard Chartered Bank 18-20 Motijheel C.A Box 536 Dhaka-1000 BANGLADESH	Standard Chartered Bank Dhaka

BELGIUM	Fortis Bank (Nederland) N.V. Rokin 55 1012KK Amsterdam THE NETHERLANDS	J.P. Morgan AG Frankfurt

BERMUDA	The Bank of Bermuda Limited 6 Front Street Hamilton HMDX BERMUDA	The Bank of Bermuda Limited Hamilton

BOTSWANA	Barclays Bank of Botswana Limited Barclays House, Khama Crescent Gaborone BOTSWANA	Barclays Bank of Botswana Limited Gaborone

BRAZIL	HSBC Bank Brasil S.A. Banco Multiplo Avenida Brigadeiro Faria Lima 3064, 2nd Floor Sao Paulo, SP 01451-000 BRAZIL	HSBC Bank Brasil S.A. Banco Multiplo Sao Paulo

BULGARIA	ING Bank N.V. Sofia Branch 12 Emil Bersinski Street Ivan Vazov Region 1408 Sofia BULGARIA	ING Bank N.V. Sofia

CANADA	Canadian Imperial Bank of Commerce Commerce Court West Security Level Toronto, Ontario M5L 1G9 CANADA	Royal Bank of Canada Toronto

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

	Royal Bank of Canada 200 Bay Street, Suite 1500 15th Floor Royal Bank Plaza, North Tower Toronto Ontario M5J 2J5 CANADA	Royal Bank of Canada Toronto

CHILE	Citibank, N.A. Av. Andres Bello 2687 5th Floor Las Condes Santiago CHILE	Citibank, N.A Santiago

CHINA - SHANGHAI	HSBC Bank (China) Company Limited 35/F, HSBC Tower 1000 Lujiazui Ring Road Pudong Shanghai 200120 THE PEOPLE'S REPUBLIC OF CHINA	JPMorgan Chase Bank, N.A. New York (for B-Share Market) HSBC Bank (China) Company Limited Shanghai (for A-Share Market)

CHINA - SHENZHEN	HSBC Bank (China) Company Limited 35/F, HSBC Tower 1000 Lujiazui Ring Road Pudong Shanghai 200120 THE PEOPLE'S REPUBLIC OF CHINA	JPMorgan Chase Bank, N.A. Hong Kong (for B-Share Market) HSBC Bank (China) Company Limited Shanghai (for A-Share Market)

COLOMBIA	Santander Investment Trust Colombia S.A. Calle 12, No. 7-32, Piso 3 Bogota COLOMBIA	Santander Investment Trust Colombia S.A. Bogota

CROATIA	Privredna banka Zagreb d.d. Savska c.28 10000 Zagreb CROATIA	Privredna banka Zagreb d.d. Zagreb

CYPRUS	Marfin Popular Bank Public Company Ltd. 154 Limassol Avenue P.O. Box 22032 CY-1598 Nicosia CYPRUS	Marfin Popular Bank Public Company Ltd. Nicosia

CZECH REPUBLIC	HVB Bank Czech Republic a.s. Revolucni 7 110 05 Prague 1 CZECH REPUBLIC	Ceskoslovenska obchodni banka, a.s. Prague

DENMARK	Danske Bank A/S 2-12 Holmens Kanal DK 1092 Copenhagen K DENMARK	Nordea Bank Danmark A/S Copenhagen

EGYPT	Citibank, N.A. 4 Ahmed Pasha Street Garden City Cairo EGYPT	Citibank, N.A. Cairo

ESTONIA	Hansabank Liivalaia 8 EE0001 Tallinn ESTONIA	Esti Uhispank Tallinn

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

FINLAND	Skandinaviska Enskilda Banken AB (publ) Unioninkatu 30 FIN-00101 Helsinki FINLAND	J.P. Morgan AG Frankfurt

FRANCE	BNP Paribas Securities Services S.A. Ref 256 BP 141 3, Rue D'Antin 75078 Paris Cedex 02 FRANCE	J.P. Morgan AG Frankfurt

	Societe Generale 50 Boulevard Haussman 75009 Paris FRANCE	J.P. Morgan AG Frankfurt

GERMANY	Deutsche Bank AG Alfred-Herrhausen-Allee 16-24 D-65760 Eschborn GERMANY	J.P. Morgan AG Frankfurt

	J.P. Morgan AG#** Junghofstrasse 14 60311 Frankfurt am Main GERMANY # For local German custody clients only.	J.P. Morgan AG Frankfurt

GHANA	Barclays Bank of Ghana Limited Barclays House, High Street Accra GHANA	Barclays Bank of Ghana Limited Accra

GREECE	HSBC Bank plc Messogion 109-111 11526 Athens GREECE	J.P. Morgan AG Frankfurt

HONG KONG	The Hongkong and Shanghai Banking Corporation Limited 36th Floor, Sun Hung Kai Centre 30 Harbour Road Wan Chai HONG KONG	JPMorgan Chase Bank, N.A. Hong Kong

HUNGARY	Deutsche Bank Zrt. Hold utca 27 H-1054 Budapest HUNGARY	ING Bank Rt. Budapest

ICELAND	Glitnir banki hf. Kirkjusandur 2 155 Reykjavik ICELAND	Glitnir banki hf. Reykjavik

INDIA	The Hongkong and Shanghai Banking Corporation Limited Sudam Kalu Ahire Marg, Worli Mumbai 400 030 INDIA	The Hongkong and Shanghai Banking Corporation Limited Mumbai

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

	Standard Chartered Bank 23-25 Mahatma Ghandi Road Mumbai 400 001 INDIA	Standard Chartered Bank Mumbai

INDONESIA	The Hongkong and Shanghai Banking Corporation Limited Menara Mulia 19th Floor Jalan Jendral Gatot Subroto Kav 9-11 Jakarta 12930 INDONESIA	The Hongkong and Shanghai Banking Corporation Limited Jakarta

IRELAND	Bank of Ireland New Century House Mayor Street Lower International Financial Services Centre Dublin 1 IRELAND	J.P. Morgan AG Frankfurt

ISRAEL	Bank Leumi le-Israel B.M. 35, Yehuda Halevi Street 61000 Tel Aviv ISRAEL	Bank Leumi le-Israel B.M. Tel Aviv

ITALY	Intesa Sanpaolo S.p.A. 6, Piazza della Scala 20121 Milan ITALY	J.P. Morgan AG Frankfurt

*IVORY COAST*	Societe Generale de Banques en Cote d’Ivoire 5 et 7, Avenue J. Anoma - 01 B.P. 1355 Abidjan 01 IVORY COAST	Societe Generale Paris

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

*JAMAICA*	FirstCaribbean International Securities Limited 23-27 Knutsford Blvd. Kingston 10 JAMAICA	FirstCaribbean International Securities Limited Kingston

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

JAPAN	Mizuho Corporate Bank, Limited 6-7 Nihonbashi-Kabutocho Chuo-Ku Tokyo 103 JAPAN	JPMorgan Chase Bank, N.A. Tokyo

	The Bank of Tokyo-Mitsubishi UFJ, Limited 3-2 Nihombashi Hongkucho 1-chome Chuo-ku Tokyo 103 JAPAN	JPMorgan Chase Bank, N.A. Tokyo

JORDAN	HSBC Bank Middle East Limited 1st Floor 5th Circle Western Amman JORDAN	HSBC Bank Middle East Limited Amman

KAZAKHSTAN	SB HSBC Bank Kazakhstan JSC 43 Dostyk Avenue Almaty 050010 KAZAKHSTAN	SB HSBC Bank Kazakhstan JSC Almaty

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

KENYA	Barclays Bank of Kenya Limited c/o Barclaytrust Investment Services & Limited Mezzanine 3, Barclays Plaza, Loita Street Nairobi KENYA	Barclays Bank of Kenya Limited Nairobi

KUWAIT	HSBC Bank Middle East Limited G/1/2 Floors Kharafi Tower, Qibla Area Osama Bin Munkez Street Safat 13017 KUWAIT	HSBC Bank Middle East Limited Safat

LATVIA	Hansabanka Balasta dambis 1a Riga, LV-1048 LATVIA	Hansabanka Riga

LEBANON	HSBC Bank Middle East Limited HSBC Main Building Riad El Solh, P.O. Box 11-1380 1107-2080 Beirut LEBANON	JPMorgan Chase Bank, N.A. New York

LITHUANIA	SEB Vilniaus Bankas 12 Gedimino pr. LT 2600 Vilnius LITHUANIA	SEB Vilniaus Bankas Vilnius

LUXEMBOURG	Fortis Banque Luxembourg S.A. 50 Avenue J.F. Kennedy L-2951 LUXEMBOURG	J.P. Morgan AG Frankfurt

MALAYSIA	HSBC Bank Malaysia Berhad 2 Leboh Ampang 50100 Kuala Lumpur MALAYSIA	HSBC Bank Malaysia Berhad Kuala Lumpur

MALTA	HSBC Bank Malta p.l.c. 233 Republic Street Valletta VLT 05 MALTA	HSBC Bank Malta p.l.c. Valletta

MAURITIUS	The Hongkong and Shanghai Banking Corporation Limited 5/F Les Cascades Building Edith Cavell Street Port Louis MAURITIUS	The Hongkong and Shanghai Banking Corporation Limited Port Louis

MEXICO	Banco Nacional de Mexico, S.A. Act. Roberto Medellin No. 800 3er Piso Norte Colonia Santa Fe 01210 Mexico, D.F. MEXICO	BBVA Bancomer, S.A. Mexico, D.F.

MOROCCO	Attijariwafa Bank S.A. 163 avenue Hassan II Casablanca 20000 MOROCCO	Attijariwafa Bank S.A. Casablanca

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

NAMIBIA	Standard Bank Namibia Limited Mutual Platz Cnr. Stroebel and Post Streets P.O.Box 3327 Windhoek NAMIBIA	Standard Bank of Namibia Limited Windhoek

NETHERLANDS	KAS Bank N.V. Spuistraat 172 1012 VT Amsterdam NETHERLANDS	J.P. Morgan AG Frankfurt

NEW ZEALAND	National Australia Bank Limited National Nominees Limited Level 2 BNZ Tower 125 Queen Street Auckland NEW ZEALAND	Westpac Banking Corporation Wellington

*NIGERIA*	Stanbic Bank Nigeria Limited Plot 688 Amodu Tijani Street Victoria Island Lagos NIGERIA	The Standard Bank of South Africa Limited Johannesburg

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

NORWAY	DnB NOR Bank ASA Stranden 21 PO Box 1171 Sentrum N-0107 Oslo NORWAY	Nordea Bank Norge ASA Oslo

OMAN	HSBC Bank Middle East Limited Bait Al Falaj Main Office Ruwi PC 112 OMAN	HSBC Bank Middle East Limited Ruwi

PAKISTAN	Standard Chartered Bank (Pakistan) Limited Box 4896 Ismail Ibrahim Chundrigar Road Karachi 74000 PAKISTAN	Standard Chartered Bank (Pakistan) Limited Karachi

PANAMA	HSBC Bank (Panama) S.A. Plaza HSBC Building, 9th Floor Aquilino de la Guardia Street and 47th Street Panama City PANAMA	HSBC Bank (Panama) S.A. Panama City

PERU	Citibank del Peru S.A. Camino Real 457 Torre Real - 5th Floor San Isidro, Lima 27 PERU	Banco de Credito del Peru Lima

PHILIPPINES	The Hongkong and Shanghai Banking Corporation Limited 30/F Discovery Suites 25 ADB Avenue Ortigas Center Pasig City, Manila PHILIPPINES	The Hongkong and Shanghai Banking Corporation Limited Manila

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

POLAND	Bank Handlowy w. Warszawie S.A. ul. Senatorska 16 00-923 Warsaw 55 POLAND	Bank Rozwoju Eksportu S.A. Warsaw

PORTUGAL	Banco Espirito Santo, S.A 7th floor Rua Castilho, 26 1250-069 Lisbon PORTUGAL	J.P. Morgan AG Frankfurt

QATAR	HSBC Bank Middle East Limited 810 Abdulla Bin Jassim Street P. O. Box 57 Doha QATAR	HSBC Bank Middle East Limited Doha

ROMANIA	ING Bank N.V. 13-15 Kiseleff Avenue 011342 Bucharest 1 ROMANIA	ING Bank N.V. Bucharest

*RUSSIA*	J.P. Morgan Bank International** (Limited Liability Company) Building 2/1, 8th floor Paveletskaya Square 113054 Moscow RUSSIA	JPMorgan Chase Bank, N.A. New York A/C JPMorgan Chase Bank London (USD NOSTRO Account)

	ING Bank (Eurasia) ZAO (Closed Joint Stock Company) 36 Krasnoproletarskaya ulitsa 127473 Moscow RUSSIA	JPMorgan Chase Bank, N.A. New York A/C JPMorgan Chase Bank London (USD NOSTRO Account)

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

SAUDI ARABIA	The Saudi British Bank P.O. Box 9084 Riyadh 11413 SAUDIA ARABIA	The Saudi British Bank Riyadh

SERBIA	UniCredit Bank Srbija a.d. Rajiceva 27-29 11000 Belgrade SERBIA AND MONTENEGRO	UniCredit Bank Srbija a.d. Belgrade

SINGAPORE	DBS Bank Ltd. 180 Clemenceau Avenue #03-01 Haw Par Centre 239922 SINGAPORE	Oversea-Chinese Banking Corporation Singapore

SLOVAK REPUBLIC	UniCredit Bank Slovakia a.s. Mostova 6 SK-814 16 Bratislava SLOVAK REPUBLIC	Vseobecno Uverova Banka S.A. Bratislava

SLOVENIA	Bank Austria Creditanstalt d.d. Ljubljana Smartinska 140 SI-1000 Ljubljana SLOVENIA	J.P. Morgan AG Frankfurt

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

SOUTH AFRICA	FirstRand Bank Limited 1 Mezzanine Floor, 3 First Place, Bank City Cnr Simmonds and Jeppe Streets Johannesburg 2001 SOUTH AFRICA	The Standard Bank of South Africa Limited Johannesburg

SOUTH KOREA	Standard Chartered First Bank Korea Limited 100 KongPyung-dong ChongRo-Gu Seoul 110-702 SOUTH KOREA	Standard Chartered First Bank Korea Limited Seoul

SPAIN	Santander Investment, S.A. Ciudad Grupo Santander Avenida de Cantabria, s/n Edificio Ecinar, planta baja Boadilla del Monte 28660 Madrid SPAIN	J.P. Morgan AG Frankfurt

SRI LANKA	The Hongkong and Shanghai Banking Corporation Limited 24 Sir Baron Jayatillaka Mawatha Colombo 1 SRI LANKA	The Hongkong and Shanghai Banking Corporation Limited Colombo

SWEDEN	Skandinaviska Enskilda Banken AB (publ) Sergels Torg 2 SE-106 40 Stockholm SWEDEN	Svenska Handelsbanken Stockholm

SWITZERLAND	UBS AG 45 Bahnhofstrasse 8021 Zurich SWITZERLAND	UBS AG Zurich

TAIWAN	JPMorgan Chase Bank, N.A.** 8th Floor, Cathay Xin Yi Trading Building No. 108, Section 5, Hsin Yi Road Taipei 110 TAIWAN	JPMorgan Chase Bank, N.A. Taipei

THAILAND	Standard Chartered Bank (Thai) Public Company Limited 14th Floor, Zone B Sathorn Nakorn Tower 100 North Sathorn Road Bangrak Bangkok 10500 THAILAND	Standard Chartered Bank (Thai) Public Company Limited Bangkok

TUNISIA	Banque Internationale Arabe de Tunisie, S.A. 70-72 Avenue Habib Bourguiba P.O. Box 520 1080 Tunis Cedex TUNISIA	Banque Internationale Arabe de Tunisie, S.A. Tunis

TURKEY	Citibank A.S. Turkiye Main Branch Buyukdere Cad. No:100 80280 Esentepe Istanbul TURKEY	JPMorgan Chase Bank, N.A. Istanbul

COUNTRY	SUB-CUSTODIAN	CASH CORRESPONDENT BANK

*UKRAINE*	ING Bank Ukraine 30-A Spaska Street 04070 Kiev UKRAINE	JPMorgan Chase Bank, N.A. New York A/C JPMorgan Chase Bank London (USD NOSTRO Account)

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

UNITED ARAB EMIRATES	HSBC Bank Middle East Limited Level 4, Precinct Building 4, Unit 5 Gate District P.O. Box 506553 Dubai UNITED ARAB EMIRATES	The National Bank of Abu Dhabi Abu Dhabi

UNITED KINGDOM.	JPMorgan Chase Bank, N.A.** 1 Tallis Street London EC4Y 5AJ UNITED KINGDOM	National Westminster Bank London

	Deutsche Bank AG The Depository and Clearing Centre Lower Ground Floor 27 Leadenhall Street London EC3A 1AA UNITED KINGDOM	Varies by currency

UNITED STATES	JPMorgan Chase Bank, N.A.** 4 New York Plaza New York NY 10004 U.S.A.	JPMorgan Chase Bank, N.A. New York

URUGUAY	BankBoston, N.A. Zabala 1463 Montevideo URUGUAY	BankBoston, N.A Montevideo.

VENEZUELA	Citibank, N.A. Centro Comercial El Recreo Torre Norte, Piso 20 Avda. Casanora, Sabana Grande Caracas 1050 D.C. VENEZUELA	Citibank, N.A. Caracas

VIETNAM	The Hongkong and Shanghai Banking Corporation Limited 75 Pham Hong Thai, District 1 Ho Chi Minh City VIETNAM	The Hongkong and Shanghai Banking Corporation Limited Ho Chi Minh City

ZAMBIA	Barclays Bank Zambia Plc Kafue House, Cairo Road Lusaka ZAMBIA	Barclays Bank Zambia Plc Lusaka

ZIMBABWE	Barclays Bank of Zimbabwe Limited Corporate Centre 1st Floor, Eastern Wing Birmingham Road, Cnr. Paisley Road Harare ZIMBABWE	Barclays Bank of Zimbabwe Limited Harare

SCHEDULE 2

SECURITIES DEPOSITORIES

COUNTRY	DEPOSITORY	INSTRUMENTS
ARGENTINA	CVSA (Caja de Valores S.A.)	Equity, Corporate Debt, Government Debt

	CRYL (Central de Registration y Liquidacion de Instrumentos de Endeudamiento Publico)	Government Debt

AUSTRALIA	Austraclear Limited	Corporate Debt, Money Market, Government Debt and Semi-Government Debt

	CHESS (Clearing House Electronic Sub-register System)	Equity

AUSTRIA	OeKB (Oesterreichische Kontrollbank AG)	Equity, Corporate Debt, Government Debt

BAHRAIN	CSDR (Clearing, Settlement, Central Depository and Registry System)	Equity

BANGLADESH	CDBL (Central Depository Bangladesh Limited)	Equity, Government Debt

BELGIUM	Euroclear Belgium	Equity, Corporate Debt

	NBB (National Bank of Belgium)	Corporate Debt, Government Debt

BERMUDA	BSD (Bermuda Securities Depository)	Equity

BRAZIL	CBLC (Companhia Brasileira de Liquidacao e Custodia)	Equity

	CETIP (Central de Custodia e de Liquidacao Financiera de Titulos Privados)	Corporate Debt

	SELIC (Sistema Especial de Liquidacao e Custodia)	Government Debt

BULGARIA	BNB (Bulgaria National Bank)	Government Debt

	CDAD (Central Depository A.D.)	Equity, Corporate Debt

CANADA	CDS (The Canadian Depository for Securities Limited)	Equity, Corporate, Government Debt

CHILE	DCV (Deposito Central de Valores S.A.)	Equity, Corporate Debt, Government Debt

CHINA, SHANGHAI	CSDCC, Shanghai Branch (China Securities Depository and Clearing Corporation Limited, Shanghai Branch)	Equity

CHINA, SHENZHEN	CSDCC, Shenzhen Branch (China Securities Depository and Clearing Corporation Limited, Shenzhen Branch)	Equity

COUNTRY	DEPOSITORY	INSTRUMENTS
COLOMBIA	DCV (Deposito Central de Valores)	Government Debt

	DECEVAL (Deposito Centralizado de Valores de Colombia S.A.)	Equity, Corporate Debt, Government Debt

CROATIA	CDA (Central Depository Agency Inc. – Stredisnja depozitarna agencija d.d.)	Equity, Corporate Debt, Government Debt

CYPRUS	CSD (Central Securities Depository)	Equity, Corporate Debt, Government Debt

CZECH REPUBLIC	SCP (Stredisko cennych papiru – Ceska republica)	Equity, Corporate Debt, Government Debt

	CNB (Czech National Bank)	Government Debt

DENMARK	VP (Vaerdipapircentralen A/S)	Equity, Corporate Debt, Government Debt

EGYPT	MCSD (Misr for Clearing, Settlement and Depository)	Equity, Corporate Debt

	CBE (Central Bank of Egypt)	Government Debt

ESTONIA	ECDS (Estonian Central Depository for Securities Limited - Eesti Vaatpaberite Keskdepositoorium)	Equity, Corporate Debt, Government Debt

EUROMARKET	CBL (Clearstream Banking, S.A.)	Internationally Traded Debt, Equity

	Euroclear Bank S.A./N.V.	Internationally Traded Debt, Equity

FINLAND	APK (Finnish Central Securities Depository Limited)	Equity, Corporate Debt, Government Debt

FRANCE	Euroclear France	Equity, Corporate Debt, Government Debt

GERMANY	CBF (Clearstream Banking AG)	Equity, Corporate Debt, Government Debt

GREECE	CSD (Central Securities Depository S.A.)	Equity, Corporate Debt, Government Debt

	BoG (Bank of Greece)	Government Debt

HONG KONG	HKSCC (Hong Kong Securities Clearing Company Limited)	Equity

	CMU (Central Moneymarkets Unit)	Corporate Debt, Government Debt

HUNGARY	KELER Zrt. (Central Clearing House and Depository (Budapest) Zrt. – Kozponti Elszamolohaz es Ertektar (Budapest) Zrt.)	Equity, Corporate Debt, Government Debt

ICELAND	ISD (The Islandic Securities Depository)	Equity, Corporate Debt, Government Debt

COUNTRY	DEPOSITORY	INSTRUMENTS
INDIA	NSDL (National Securities Depository Limited)	Equity, Corporate Debt, Government Debt

	CDSL (Central Depository Services (India) Limited)	Equity

	RBI (Reserve Bank of India)	Government Debt

INDONESIA	KSEI (PT Kustodian Sentral Efek Indonesia)	Equity, Corporate Debt

	Bank Indonesia	Government Debt

IRELAND	CREST (CRESTCo Limited)	Equity, Corporate Debt

ISRAEL	TECH (Tel Aviv Stock Exchange Clearing House Ltd.)	Equity, Corporate Debt, Government Debt

ITALY	Monte Titoli S.p.A.	Equity, Corporate Debt, Government Debt

IVORY COAST	DC/BR (Le Depositaire Central / Banque de Reglement)	Equity

JAMAICA	JCSD (Jamaica Central Securities Depository)	Equity, Corporate Debt, Government Debt

JAPAN	JASDEC (Japan Securities Depository Center, Incorporated)	Equity, Convertible Debt

	BoJ (Bank of Japan)	Registered Government Debt

	JSSC (Japan Securities Settlement and Custody, Inc.)	Foreign Securities

JORDAN	SDC (Securities Depository Center)	Equity, Corporate Debt

KAZAKHSTAN	CSD (Central Securities Depository CJSC)	Equity

KENYA	CBCD (Central Bank Central Depository)	Government Debt

	CDSC (Central Depository & Settlement Corporation Limited)	Equity, Corporate Debt

KUWAIT	KCC (The Kuwait Clearing Company S.A.K.)	Equity, Corporate Debt

LATVIA	LCD (Latvian Central Depository)	Equity, Corporate Debt, Government Debt

LEBANON	Midclear S.A.L. (Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East S.A.L.)	Equity

	BDL (Banque du Liban)	Government Debt

LITHUANIA	CSDL (Central Securities Depository of Lithuania)	Equity, Corporate Debt, Government Debt

LUXEMBOURG	CBL (Clearstream Banking, S.A.)	Equity

COUNTRY	DEPOSITORY	INSTRUMENTS
MALAYSIA	Bursa Depository (Bursa Malaysia Depository Sdn Bhd)	Equity, Corporate Debt

	BNM (Bank Negara Malaysia)	Government Debt

MALTA	CSD (The Central Securities Depository)	Equity, Corporate Debt, Government Debt

MAURITIUS	CDS (Central Depository and Settlement Company Limited)	Equity, Corporate Debt

MEXICO	INDEVAL (S.D. INDEVAL S.A. de C.V.)	Equity, Corporate Debt, Government Debt

MOROCCO	Maroclear	Equity, Corporate Debt, Government Debt

NETHERLANDS	Euroclear Nederland	Equity, Corporate Debt, Government Debt

NEW ZEALAND	NZCSD (New Zealand Central Securities Depository)	Equity, Corporate Debt, Government Debt

NIGERIA	CSCS (Central Securities Clearing System Limited)	Equity, Corporate Debt, Government Debt

NORWAY	VPS (Verdipapirsentralen ASA)	Equity, Corporate Debt, Government Debt

OMAN	MDSRC (The Muscat Depository and Securities Registration Company, S.A.O.C.)	Equity, Corporate Debt

PAKISTAN	CDC (Central Depository Company of Pakistan Limited)	Equity, Corporate Debt

	SBP (State Bank of Pakistan)	Government Debt

PANAMA	LATINCLEAR (Central Latinoamericana de Valores, S.A.)	Equity, Corporate Debt, Government Debt

PERU	CAVALI (CAVALI ICLV S.A.)	Equity, Corporate Debt, Government Debt

PHILIPPINES	PDTC (Philippine Depository and Trust Corp.)	Equity, Corporate Debt

	RoSS (Bangko Sentral ng Pilipinas / Register of Scripless Securities)	Government Debt

POLAND	NDS (National Depository for Securities S.A.)	Equity, Long-Term Government Debt

	RPW (Registry of Securities)	Short-Term Government Debt

PORTUGAL	INTERBOLSA (Sociedade Gestora de Sistemas de Liquidação e de Sistemas Centralizados de Valores Mobiliários, S.A.)	Equity, Corporate Debt, Government Debt

QATAR	DSM (Doha Securities Market)	Equity

ROMANIA	BSE (Bucharest Stock Exchange)	Equity

COUNTRY	DEPOSITORY	INSTRUMENTS
	NBR (National Bank of Romania)	Government Debt

RUSSIA	VTB (Vneshtorgbank)	Government Debt (Ministry of Finance Bonds)

	NDC (The National Depository Center)	Corporate Debt, Government Debt (GKOs/OFZs)

SAUDI ARABIA	Tadawul	Equity

	SAMA (Saudi Arabian Monetary Authority)	Government Debt

SERBIA	CSD (Central Register and Central Depository for Securities)	Equity, Corporate Debt, Government Debt

SINGAPORE	CDP (The Central Depository (Pte) Limited)	Equity, Corporate Debt

	MAS (Monetary Authority of Singapore)	Government Debt

SLOVAK REPUBLIC	CSD (Centralny depozitar cennych papierov SR, a.s.)	Equity, Corporate Debt, Government Debt

	NBS (National Bank of Slovakia)	Government Debt

SLOVENIA	KDD (Centralna klirinsko depotna druzba d.d.)	Equity, Corporate Debt, Government Debt

SOUTH AFRICA	Strate Central Securities Depository (STRATE Ltd.)	Equity, Corporate Debt, Government Debt

SOUTH KOREA	KSD (Korea Securities Depository)	Equity, Corporate Debt, Government Debt

SPAIN	IBERCLEAR (Sociedad de Gestion de los Sistemas de Registro, Compensacion y Liquidacion de Valores, S.A.)	Equity, Corporate Debt, Government Debt

SRI LANKA	CDS (Central Depository System (Private) Limited)	Equity, Corporate Debt

SWEDEN	VPC (Vardepapperscentralen AB)	Equity, Corporate Debt, Government Debt

SWITZERLAND	SIS (SIS SegaInterSettle AG)	Equity, Corporate Debt, Government Debt

TAIWAN	TDCC (Taiwan Depository and Clearing Corporation)	Equity, Corporate Debt, Government Debt

THAILAND	TSD (Thailand Securities Depository Company Limited)	Equity, Corporate Debt, Government Debt

TUNISIA	STICODEVAM (Societe Tunisienne Interprofessionnelle pour la Compensation et le Depot des Valeurs Mobilieres)	Equity, Corporate Debt, Government Debt

TURKEY	Central Registry Agency (CRA)	Equity, Corporate Debt

COUNTRY	DEPOSITORY	INSTRUMENTS
	CBoT (Central Bank of Turkey)	Government Debt

UKRAINE	NBU (National Bank of Ukraine)	Government Debt

	MFS (Interregional Securities Union)	Corporate Debt, Selected Equity

UNITED ARAB EMIRATES	DFM (Dubai Financial Market Clearing House)	Equity, Corporate Debt, Government Debt

	DIFX (Dubai International Financial Exchange Central Securities Depository and Registry)	Equity, Corporate Debt

UNITED KINGDOM	CREST (CRESTCo Limited)	Equity, Corporate Debt, Government Debt

UNITED STATES	DTC (The Depository Trust Company)	Equity, Corporate Debt

	FRB (Federal Reserve Bank)	Government Debt, Mortgage Back Debt

URUGUAY	BCU (Banco Central del Uruguay)	Government Debt

VENEZUELA	BCV (Banco Central de Venezuela)	Government Debt

	CVV (Caja Venezolana de Valores, S.A.)	Equity, Corporate Debt, Money Market

VIETNAM	VSD (Vietnam Securities Depository)	Equity, Corporate Debt, Government Debt

ZAMBIA	CSD (LuSE Central Shares Depository Limited)	Equity, Government Debt

	BoZ (Bank of Zambia)	Government Debt

THE JPMORGAN CHASE BANK

FEE SCHEDULE

FOR

MORGAN STANLEY

REGISTERED INVESTMENT COMPANIES

Revised as October 1, 2006

Custody Fee Schedule:

Market	Asset Charge (bps)	Transaction Charges	Threshold I	Tier II (bps)	Threshold II	Tier III (bps)
		(US$)	(US$)*		(US$)*
Argentina	20.00	75.00	150,000,000	17.00	187,500,000	13.60
Australia	1.50	30.00	650,000,000	1.20	812,500,000	0.90
Austria	3.00	40.00	225,000,000	2.40	281,250,000	1.80
Bahrain	40.00	85.00	100,000,000	34.00	125,000,000	27.20
Bangladesh	35.00	85.00	100,000,000	29.75	125,000,000	23.80

Belgium	3.50	40.00	150,000,000	2.80	187,500,000	2.24
Bermuda	18.00	55.00	100,000,000	15.30	125,000,000	12.24
Botswana	40.00	73.00	100,000,000	34.00	125,000,000	27.20
Brazil	15.00	50.00	415,000,000	12.00	518,750,000	9.60
Bulgaria	35.00	75.00	100,000,000	29.75	125,000,000	23.80

Canada	1.50	20.00	150,000,000	1.28	187,500,000	1.02
Chile	22.00	50.00	100,000,000	18.70	125,000,000	14.96
China	20.00	50.00	100,000,000	17.00	125,000,000	13.60
Colombia	40.00	85.00	100,000,000	34.00	125,000,000	27.20
Costa Rica	35.00	55.00	100,000,000	29.75	125,000,000	23.80

Croatia	40.00	75.00	100,000,000	34.00	125,000,000	27.20
Cyprus	25.00	55.00	100,000,000	21.25	125,000,000	17.00
Czech Republic	22.50	55.00	150,000,000	18.00	187,500,000	14.40
Denmark	2.15	35.00	150,000,000	1.61	187,500,000	1.21
Ecuador	45.00	55.00	100,000,000	38.25	125,000,000	30.60

Egypt	30.00	50.00	100,000,000	25.50	125,000,000	20.40
Estonia	34.00	75.00	100,000,000	28.90	125,000,000	23.12
Euro CDs	1.50	15.00	100,000,000	1.20	125,000,000	0.96
Euroclear	1.25	15.00	6,450,000,000	1.00	8,062,500,000	0.80
Finland	3.50	35.00	230,000,000	2.63	287,500,000	1.97

France	1.75	25.00	2,285,000,000	1.40	2,856,250,000	1.12
Germany	1.50	25.00	1,575,000,000	1.20	1,968,750,000	0.96
Ghana	40.00	80.00	100,000,000	34.00	125,000,000	27.20
Greece	20.00	40.00	150,000,000	17.00	187,500,000	13.60
Hong Kong	3.00	40.00	1,250,000,000	2.40	1,562,500,000	1.92

Hungary	25.00	55.00	150,000,000	20.00	187,500,000	15.00
Iceland	20.00	55.00	100,000,000	17.00	125,000,000	13.60
India	16.00	45.00	1,470,000,000	13.60	1,837,500,000	10.88
Indonesia	10.00	60.00	150,000,000	8.00	187,500,000	6.00
Ireland	1.25	17.50	205,000,000	1.06	256,250,000	0.85

Israel	25.00	50.00	150,000,000	20.00	187,500,000	16.00
Italy	3.50	30.00	445,000,000	2.98	556,250,000	2.38
Ivory Coast	45.00	85.00	100,000,000	38.25	125,000,000	30.60
Jamaica	11.00	70.00	100,000,000	9.35	125,000,000	7.48
Japan	1.35	18.00	5,550,000,000	1.15	6,937,500,000	0.92

Jersey	35.00	85.00	100,000,000	29.75	125,000,000	23.80

Market	Asset Charge (bps)	Transaction Charges	Threshold I	Tier II (bps)	Threshold II	Tier III (bps)
Jordan	30.00	90.00	150,000,000	25.50	187,500,000	20.40
Kazakhstan	45.00	85.00	100,000,000	38.25	125,000,000	30.60
Kenya	40.00	82.00	100,000,000	34.00	125,000,000	27.20
Korea	10.50	30.00	1,000,000,000	8.93	1,250,000,000	7.14

Latvia	30.00	55.00	100,000,000	25.50	125,000,000	20.40
Lebanon	40.00	85.00	100,000,000	34.00	125,000,000	27.20
Lithuania	30.00	57.50	100,000,000	25.50	125,000,000	20.40
Luxembourg	3.50	40.00	100,000,000	2.80	125,000,000	2.24
Malaysia	7.00	45.00	150,000,000	6.30	187,500,000	5.67

Malta	30.00	57.50	100,000,000	25.50	125,000,000	20.40
Mauritius	40.00	85.00	100,000,000	34.00	125,000,000	27.20
Mexico	5.50	35.00	385,000,000	4.40	481,250,000	3.30
Morocco	30.00	90.00	150,000,000	27.00	187,500,000	24.30
Namibia	40.00	85.00	100,000,000	34.00	125,000,000	27.20

Nepal	40.00	85.00	100,000,000	34.00	125,000,000	27.20
Netherlands	3.00	25.00	1,665,000,000	2.55	2,081,250,000	2.04
New Zealand	2.00	35.00	185,000,000	1.60	231,250,000	1.28
Nigeria	45.00	85.00	100,000,000	38.25	125,000,000	30.60
Norway	3.75	35.00	150,000,000	3.00	187,500,000	2.25

Oman	45.00	100.00	150,000,000	38.25	187,500,000	30.60
Pakistan	30.00	85.00	150,000,000	25.50	187,500,000	20.40
Peru	35.00	85.00	100,000,000	29.75	125,000,000	23.80
Philippines	15.00	60.00	150,000,000	12.75	187,500,000	10.20
Poland	25.00	65.00	280,000,000	20.00	350,000,000	16.00

Portugal	12.00	45.00	150,000,000	10.20	187,500,000	8.16
Romania	40.00	80.00	100,000,000	34.00	125,000,000	27.20
Russia	22.00	75.00	150,000,000	18.70	187,500,000	14.96
Singapore	4.00	45.00	445,000,000	3.20	556,250,000	2.40
Slovakia	35.00	85.00	100,000,000	29.75	125,000,000	23.80

Slovenia	30.00	75.00	150,000,000	25.50	187,500,000	20.40
South Africa	4.50	30.00	730,000,000	3.60	912,500,000	2.70
Spain	4.25	40.00	600,000,000	3.40	750,000,000	2.55
Sri Lanka	20.00	55.00	100,000,000	17.00	125,000,000	13.60
Swaziland	40.00	85.00	100,000,000	34.00	125,000,000	27.20

Sweden	3.50	30.00	600,000,000	2.98	750,000,000	2.23
Switzerland	3.25	30.00	1,525,000,000	2.76	1,906,250,000	2.21
Taiwan	13.00	70.00	683,000,000	11.70	853,750,000	10.53
Thailand	12.00	45.00	175,000,000	10.20	218,750,000	8.16
Tunisia	40.00	50.00	150,000,000	34.00	187,500,000	27.20

Turkey	12.50	50.00	465,000,000	10.63	581,250,000	8.50
Ukraine	45.00	85.00	100,000,000	38.25	125,000,000	30.60
United Arab Emirites	45.00	85.00	100,000,000	38.25	125,000,000	30.60
United Kingdom	1.25	17.50	6,750,000,000	1.06	8,437,500,000	0.85

Market	Asset Charge (bps)	Transaction Charges	Threshold I	Tier II (bps)	Threshold II	Tier III (bps)
United States	0.20	4.50	40,000,000,000	0.15	80,000,000,000	0.10

Uruguay	40.00	85.00	100,000,000	34.00	125,000,000	27.20
Venezuela	35.00	85.00	100,000,000	29.75	125,000,000	23.80
Vietnam	40.00	85.00	100,000,000	34.00	125,000,000	27.20
Zambia	40.00	80.00	100,000,000	34.00	125,000,000	27.20
Zimbabwe	35.00	70.00	100,000,000	29.75	125,000,000	23.80

*	Asset charges will be applied to the aggregate level of Morgan Stanley assets with JPMorgan.

Miscellaneous Fees & Out of Pocket Expenses:

Cash Movements	$6	for USD settlements
	$15	for non USD settlements

Registration/Transfer fees, Mauritius cash account administration and transfer charges, Stamp taxes/duties and any other out of pocket costs will be recharged to the Funds at cost, where incurred by JPMorgan.

NSDL India pass through charges for transactions will be absorbed by JPMorgan.

Earnings Credits:

Credits will be paid to the Funds at a rate based on the 90-Day Treasury bill rate less 1% on daily positive balances. All interest is paid after a 10% Federal Reserve requirement is deducted from the balances. The credits earned are cumulative throughout JPMorgan Chase Bank’s fiscal year. At the beginning of the new fiscal year, earnings credit balances are reset to zero.

Overdraft Rates:

Overdraft charges paid by the Funds will be calculated using the Federal Funds rate plus 50 basis points on daily negative balances.

Class Action Services:

Includes determing account eligibility, filing, processing rejected items, and monitoring and processing recoveries.

Flat fee of $500 per filing paid once claim is filed.

Other Fees:

•	Settlement of physical securities - $40

•	Global Proxy Services per fund per vote executed

•	USA free of charge

•	All other countries $15

Notes:

All new business will be separately negotiated. The Adviser shall contact its relationship manager if it plans to trade in new countries (i.e. countries that are not on the Fee Schedule). If the Adviser’s relationship manager is not notified ahead of time, the relevant Fund will be charged at the Chase generic rate for each respective new country.